Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 13, 2012, by and among Wesco Aircraft Hardware Corp. (“Borrower”), Wesco Aircraft Holdings, Inc. (“Holdings”), Barclays Bank PLC, as administrative agent and collateral agent (in such capacities, the “Agent”), and the Lenders party hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrower, Holdings, the Lenders, the Agent and the other financial institutions party thereto from time to time have entered into that certain Credit Agreement, dated as of April 7, 2011 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Agent and Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to provide such amendments and consents on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

SECTION 1.         Amendments to Credit Agreement. Subject to the satisfaction of the condition precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(a)         Section 1.1 of the Credit Agreement is hereby amended by incorporating the following defined term in appropriate alphabetical order:

“Interfast Acquisition” means the acquisition by Holdings and/or one or more Subsidiaries thereof of substantially all of the assets and certain liabilities of Interfast and certain of its Subsidiaries (through the purchase of equity interests of such Subsidiaries) pursuant to the terms of the Interfast Acquisition Agreement.

“Interfast Acquisition Agreement” means the Asset Purchase Agreement by and among Holdings, Wesco Aircraft Europe Ltd., and Interfast (and any other respective Subsidiaries of Holdings and/or Interfast party thereto from time to time) substantially in the form provided to the Agent and Lenders prior to the date hereof, as the same may be amended, supplemented or modified from time to time.

“Interfast” means Interfast Inc., an Ontario corporation.

(b)         Section 7.2 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (x), deleting the period at the end of clause (y) and replacing it with “; and” and inserting the following clause (z) at the end thereof:

“(z)         intercompany loans made to a Restricted Subsidiary to the extent constituting a permitted Investment pursuant to Section 7.8(bb).”

(c)         Section 7.8(f)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(ii) other Permitted Acquisitions in an aggregate purchase price (other than purchase price paid through the Available Amount) not to exceed in any fiscal year an amount equal to (A) with respect to the Interfast Acquisition CDN$134,000,000 and (B) with respect to any other Permitted Acquisition the greater of (i) $75,000,000 and (ii) 6.5% of consolidated total assets.”

(d)         Section 7.8 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (z), deleting the period at the end of clause (aa) and replacing it with “; and” and inserting the following clause (bb) at the end thereof:

“(bb)       Investments in Restricted Subsidiaries to fund the purchase price of any acquisition permitted pursuant to Section 7.8(f)(ii) above.”

SECTION 2.         Representations And Warranties Of Credit Parties.  Each Loan Party party hereto represents and warrants that:

(a)         The execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary limited liability company or corporate action and is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(b)         Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent that such representation or warranty expressly relates to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such date) and no Default or Event of Default shall have occurred and be continuing under the Credit Agreement after giving effect to this Amendment.

SECTION 3.         Condition Precedent To Effectiveness.  This Amendment shall be effective upon execution and delivery of this Amendment by the Borrower, Holdings, the Agent and the Required Lenders.

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SECTION 4.         Reference To And Effect Upon The Credit Agreement.

(a)         All terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of each of the Agent and the Lenders and all of the Obligations, shall remain in full force and effect, as amended pursuant to Section 1 hereof.

(b)         Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of the Agent or any Lender, or (ii) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument.  Except as expressly set forth herein, each of the Agents and Lenders reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law.

(c)         From and after the Effective Date, the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith (other than, for avoidance of doubt, the Asset Purchase Agreement).

SECTION 5.         Reaffirmation.  Each of Holdings and the Borrower hereby agree that:

(a)         all of its obligations and liabilities under the Guarantee and Collateral Agreement remain in full force and effect on a continuous basis after giving effect to this Amendment; and

(b)         all of the Liens and security interests created and arising under the Guarantee and Collateral Agreement remain in full force and effect on a continuous basis, as existed prior to the giving effect to this Amendment.

SECTION 6.         Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.         Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 8.         Counterparts.  This Amendment may be executed in any number of counterparts (including by means of facsimile transmission or .pdf), each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

BORROWER:

WESCO AIRCRAFT HARDWARE CORP.

By:	/s/ Gregory A. Hann
Title:	CFO

HOLDINGS:

WESCO AIRCRAFT HOLDINGS, INC.

By:	/s/ Gregory A. Hann
Title:	CFO

[FIRST AMENDMENT TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, as the Agent

/s/ Craig J. Malloy
By: Craig J. Malloy
Title: Director

[FIRST AMENDMENT TO CREDIT AGREEMENT]

Barclays Bank PLC

/s/ Craig J. Malloy
By: Craig J. Malloy
Title: Director

[FIRST AMENDMENT TO CREDIT AGREEMENT]

Baker Street CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.
By: Seix Investment Advisors LLC, as Collateral Manager

as Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[FIRST AMENDMENT TO CREDIT AGREEMENT]

Bank of the West

By:	/s/ M. Scott Nicholson
Title:	Vice President
M. Scott Nicholson 6/8/12

[FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICAN, N.A., as Syndication Agent and as a Lender

By:	/s/ Joon Ko
Name: Joon Ko
Title: Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]

CIT BANK, as a Lender

/s/ Darryl Johnson
By: Darryl Johnson
Title: Authorized Signatory

[FIRST AMENDMENT TO CREDIT AGREEMENT]

Citizens Bank & Trust Company

By: /s/ [name illegible]
Title: Senior Credit Manager, AVP

[FIRST AMENDMENT TO CREDIT AGREEMENT]

GE Capital Financial Inc.

By:	/s/ Dennis P. Leonard
Name: Dennis P. Leonard
Title: Duly Authorized Signatory

[FIRST AMENDMENT TO CREDIT AGREEMENT]

JPMorgan Chase Bank, N.A.

By:	/s/ Matthew H. Massie
Name:	Matthew H. Massie
Title:	Managing Director

[FIRST AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION

/s/ Marcel Fournier
By:	Marcel Fournier
Title:	Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]

LANDMARK V CDO LIMITED

By: Aladdin Capital Management LLC, as Lender

By:	/s/ [name illegible]
Title:	Designated Signatory

[FIRST AMENDMENT TO CREDIT AGREEMENT]

Morgan Stanley Bank, N.A.

By:
/s/ Scott Taylor
Scott Taylor
Title:
Authorized Signatory

[FIRST AMENDMENT TO CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.,

By:	/s/ [name illegible]
Title:	Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:	/s/ Richard C Smith
Name:	Richard Smith
Title:	Authorized Signatory

[FIRST AMENDMENT TO CREDIT AGREEMENT]

Seaside National Bank & Trust

/s/ Thomas N. Grant
By:	Thomas N. Grant
Title:	SVP and CCO

[FIRST AMENDMENT TO CREDIT AGREEMENT]

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Jordan Gerbard
Title:	Deal Manager

By:	/s/ Paul Ramseur
Title:	Paul Ramseur
Vice President & Head of Risk Mgt.

[FIRST AMENDMENT TO CREDIT AGREEMENT]

Sumitomo Mitsui Banking Corporation

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

[FIRST AMENDMENT TO CREDIT AGREEMENT]

Union Bank, N.A.

/s/ David J. Stassel
By:	David J. Stassel
Title:	Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, N.A.

By:	/s/ [name illegible]
Title:	Vice President

[FIRST AMENDMENT TO CREDIT AGREEMENT]